UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 18, 2021

Immunome, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39580	77-0694340
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

665 Stockton Drive, Suite 300 Exton, Pennsylvania	19341
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 321-3700

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IMNM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On October 18, 2021, Immunome, Inc. (the “Company”) will post a presentation to its website that may be used by the Company from time to time in meetings with investors, analysts, collaborators, vendors or other third parties. A copy of the presentation is furnished as Exhibit 99.1.

The information in this Item 7.01, including the attached exhibit, is furnished solely pursuant to Item 7.01 of Form 8-K. Consequently, such information is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Further, the information in this Item 7.01, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Cautionary Statement Regarding Forward-Looking Information

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than those of historical fact in this presentation and accompanying oral commentary are forward-looking statements. Forward-looking statements may be identified by terminology such as “believe,” “anticipate,” “plan,” “may,” “intend,” “will,” “should,” “expect,” “estimate,” “potential” and “continue” and similar expressions, including the negative of these words, but not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements regarding the advancement of our COVID-19 therapeutic antibody programs, anticipated upcoming milestones for IMM-BCP-01, including expectations regarding therapeutic potential and benefits thereof, our IND submission, statements regarding our financial position, strategy, business plans; expectations regarding the timing, progress and achievement of our research and development activities, preclinical studies, any clinical trials and regulatory filings and submissions; our ability to secure and execute on partnerships and collaborations; our expectations regarding the activity and therapeutic potential of our current and future product candidates; our achievement of corporate milestones and the implementation of our business model; and the adequacy of our financial resources to support our operations. Forward-looking statements are based on our current expectations and are subject to inherent uncertainties, risks and assumptions applicable to Immunome and our industry in general that are difficult to predict. Factors that could cause actual results to differ include, but are not limited to, those risks and uncertainties associated with associated with: the impact of the COVID-19 pandemic on Immunome’s business, operations, strategy, goals and anticipated milestones; Immunome’s ability to execute on its strategy with respect to its R&D efforts, IND submissions and other regulatory filings, timing of these filings and governmental authority feedback regarding the same, initiation of clinical studies and other anticipated milestones as and when anticipated; the effectiveness of Immunome’s product candidates, including the possibility that further preclinical data and any clinical trial data may be inconsistent with the data used for advancing the product candidates; Immunome’s ability to fund operations; Immunome’s reliance on vendors; the competitive landscape; and the additional risks and uncertainties set forth more fully under the caption “Risk Factors” in our Annual Report on Form 10-K filed on March 25, 2021 with the Securities and Exchange Commission (SEC) and elsewhere in our filings and reports with the SEC. These risks, uncertainties and other factors may cause our actual results to differ materially and adversely from what is contained in (or may be implied from) any forward-looking statements. Forward-looking statements speak as of the date they are made, and the Company undertakes no obligation to update them except as may be required under applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Presentation dated October 18, 2021 (furnished herewith)
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOME, INC.

By:	/s/ Purnanand D. Sarma
Purnanand D. Sarma, Ph.D. President and Chief Executive Officer

Dated: October 18, 2021